FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      FS VARIABLE ANNUITY ACCOUNT FIVE
                       Supplement to the Prospectuses
         SEASONS TRIPLE ELITE VARIABLE ANNUITY DATED JULY 27, 2009
            SEASONS ELITE VARIABLE ANNUITY DATED JULY 27, 2009
          SEASONS SELECT II VARIABLE ANNUITY DATED JULY 27, 2009
          SEASONS ADVANTAGE VARIABLE ANNUITY DATED JULY 27, 2009


The following replaces "LATEST ANNUITY DATE" in the GLOSSARY section of the prospectus:

   Latest Annuity Date - The first business day of the month following your 90th birthday or tenth contract anniversary, whichever is later.

The following replaces the "ANNUITY DATE" section under the ANNUITY INCOME OPTIONS header of the prospectus:

THE INCOME PHASE

What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax advisor so that together you may make the best decision for your particular circumstances.

When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth. Your Annuity Date is defined as the first business day of the month following your 90th birthday or tenth contract anniversary, whichever is later. We will extend the Accumulation Phase to the first business day of the month following your 95th birthday. If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the first business day of the month following your 95th birthday.

How do I elect to begin the Income Phase?
First, you must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options in the prospectus.

What is the impact on my Living and Death Benefits if I annuitize?
Upon annuitizing the contract, the death benefit will terminate.   In addition,
upon annuitizing, any guaranteed withdrawals under a Living Benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a Living Benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. Please see OPTIONAL LIVING BENEFITS and DEATH BENEFITS in the prospectus.

The following replaces the second paragraph under "ANNUITY INCOME OPTIONS" section under the ANNUITY INCOME OPTIONS header of the prospectus:

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


Dated: August 29, 2011






               Please keep this Supplement with your Prospectus